Filed Pursuant to Rule 497
File Nos. 333-214851 and 811-23216

FS SERIES TRUST

Supplement dated September 30, 2021 to

Prospectus dated April 30, 2021

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Multi-Strategy Alternatives Fund, FS Chiron Real Asset Fund and FS Long/Short Equity Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of FS Series Trust (the “Target Trust”), dated April 30, 2021 (as may be supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Additional Information about the Funds – Additional Description of the Principal Risks of the Funds” beginning on page 80 of the statutory Prospectus before you decide to invest in a fund’s shares.

*** IMPORTANT NOTICE REGARDING PROPOSED REORGANIZATION ***

On September 2, 2021, the Board of Trustees of the Target Trust approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Target Funds shown in the table below into the following newly created series, the FS Multi-Strategy Alternatives Fund (the “Acquiring Multi-Strategy Fund), FS Chiron Real Asset Fund (the “Acquiring Real Asset Fund”) and FS Long/Short Equity Fund (the “Acquiring Long/Short Equity Fund”) (each, an “Acquiring Fund” and together, the “Acquiring Funds”), of The Advisors’ Inner Circle Fund III (the “Acquiring Trust”). The reorganization of each Target Fund is subject to approval by its shareholders.

Target Trust/Target Fund	Acquiring Trust/Acquiring Fund
FS Series Trust: FS Multi-Strategy Alternatives Fund	The Advisors’ Inner Circle Fund III: FS Multi-Strategy Alternatives Fund
FS Series Trust: FS Long/Short Equity Fund	The Advisors’ Inner Circle Fund III: FS Long/Short Equity Fund
FS Series Trust: FS Chiron Real Asset Fund	The Advisors’ Inner Circle Fund III: FS Chiron Real Asset Fund

Each Acquiring Fund will have the same investment objective, principal investment strategies and portfolio management team as its corresponding Target Fund. FS Fund Advisor, LLC (the “Adviser”) serves as the investment adviser to the Target Funds and will serve as the investment adviser to the Acquiring Funds. The Adviser and Chiron Investment Management, LLC will continue to serve as co-advisers to the Acquiring Real Asset Fund. Additionally, the primary sub-adviser, Wilshire Advisors, LLC, and underlying managers will continue to sub-advise the Acquiring Multi-Strategy Fund.

The Plan provides for the following with respect to each reorganization: (1) the acquisition of all of the assets and assumption of all of the liabilities of each Target Fund by the corresponding Acquiring Fund in exchange for Class A shares and Class I shares of the corresponding Acquiring Fund; (2) the distribution of such shares to the shareholders of Class A shares and Class I shares, respectively, of each Target Fund; and (3) the liquidation and termination of each Target Fund. The exchange of shares in the reorganization is intended to be tax-free under federal income tax laws (although there can be no assurances that the Internal Revenue Service will take a similar position), and shareholders of each Target Fund will not pay any sales charge as a result of the exchange of the shares in the reorganization. Under the Plan, all of the expenses in connection with entering into and carrying out the transactions contemplated by the Plan will be borne by the Adviser and the Target Funds. The Target Trust will call a shareholder meeting at which shareholders of each Target Fund will be asked to consider and vote on the Plan. If shareholders of each Target Fund approve the reorganization, the reorganization is expected to take effect in January 2022.

Shareholders of each Target Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.

Please keep this supplement for future reference.